Cash and cash equivalents (Tables)	12 Months Ended
Dec. 31, 2020
Cash and cash equivalent
Summary of Cash and Cash Equivalents

	2020	2019
Cash and bank deposits	7,536	2,838
Bank deposits in foreign currency (a)	28,327	23,346
Cash equivalents (b)	388,547	22,716
	424,410	48,900
(a)	Short-term deposits (mainly follow-on proceeds) maintained in U.S. dollar.
(b)

Cash equivalents correspond to financial investments in Bank Certificates of Deposit (“CDB”) of highly rated financial institutions. As of December 31, 2020, the average interest on these CDB is equivalent to 95.4% (2019: 30.0%) of the Interbank Certificates of Deposit (“CDI”). These financial investments are highly liquid and available for immediate use and have insignificant risk of changes in value. The increase in the balance is mainly due to follow-on public offering and loans acquired, as described in Notes 1.2 and 15.